Exhibit 10.3

PARTIAL TERMINATION OF AND SECOND AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 2)

THIS PARTIAL TERMINATION OF AND SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 2) (this “Amendment”) is made and entered into as of August 1, 2010 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009, as amended by that certain Partial Termination of and First Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of November 1, 2009 (as so amended, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 2), all as more particularly described in Amended Lease No. 2; and

WHEREAS, on or about the date hereof, SPTIHS Properties Trust has sold certain real property and related improvements, as follows: (i) the Ainsworth Care Center located at 143 North Fullerton, Ainsworth, Nebraska and more particularly described on Exhibit A-30 to Amended Lease No. 2 (the “Ainsworth Property”), (ii) the Exeter Care Center located at 425 South Empire Avenue, Exeter, Nebraska and more particularly described on Exhibit A-32 to Amended Lease No. 2 (the “Exeter Property”) and (iii) Logan Valley Manor located at 1035 Diamond Street, Lyons, Nebraska and more particularly described on Exhibit A-34 to Amended Lease No. 2 (the “Logan Valley Manor Property” and, together with the Ainsworth Property and the Exeter Property, collectively, the “Nebraska Sale Properties”); and

WHEREAS, in connection with the sale of the Nebraska Sale Properties, Landlord and Tenant wish to amend Amended Lease No. 2 to terminate Amended Lease No. 2 with respect to the Nebraska Sale Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 2 is hereby amended as follows:

1.             Partial Termination of Lease.  Amended Lease No. 2 is terminated with respect to the Nebraska Sale Properties and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Nebraska Sale Properties from and after the date hereof, except for those rights and liabilities which by their terms survive the termination of Amended Lease No. 2.

2.             Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 2 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Forty-Eight Million, Seven Hundred Ninety-Four Thousand, Eight Hundred Thirty-Four and 59/100 Dollars ($48,794,834.59) per annum.

3.             Schedule 1.  Schedule 1 to Amended Lease No. 2 is deleted in its entirety and replaced with Schedule 1 attached hereto.

4.             Exhibit A.  Exhibit A to Amended Lease No. 2 is amended by deleting each of Exhibit A-30, Exhibit A-32 and Exhibit A-34 attached thereto in their respective entireties and replacing each of them with “Intentionally Deleted.”

5.             Ratification.  As amended hereby, Amended Lease No. 2 is ratified and confirmed.

[Remainder of page intentionally left blank;

signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as a sealed instrument as of the date first above written.

LANDLORD:

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

O.F.C. CORPORATION

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC OF KENTUCKY TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

LEISURE PARK VENTURE LIMITED PARTNERSHIP

By:	CCC Leisure Park Corporation,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCDE SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC PUEBLO NORTE TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC INVESTMENTS I, L.L.C.

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING I TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

HRES1 PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS COMMONWEALTH LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS PATRIOT LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate

A-1	Ashton Gables in Riverchase 2184 Parkway Lake Drive Birmingham, AL 35244	2009	N/A	08/01/2008	8%

A-2	Lakeview Estates 2634 Valleydale Road Birmingham, AL 35244	2009	N/A	08/01/2008	8%

A-3	Forum at Pueblo Norte 7090 East Mescal Street Scottsdale, AZ 85254	2005	$11,470,312	01/11/2002	10%

A-4	La Salette Health and Rehabilitation Center 537 East Fulton Street Stockton, CA 95204	2005	$7,726,002	12/31/2001	10%

A-5	Thousand Oaks Health Care Center 93 West Avenida de Los Arboles Thousand Oaks, CA 91360	2005	$8,087,430	12/31/2001	10%

A-6	Skyline Ridge Nursing & Rehabilitation Center 515 Fairview Avenue Canon City, CO 81212	2005	$4,104,100	12/31/2001	10%

A-7	Springs Village Care Center 110 West Van Buren Street Colorado Springs, CO 80907	2005	$4,799,252	12/31/2001	10%

A-8	Willow Tree Care Center 2050 South Main Street Delta, CO 81416	2005	$4,310,982	12/31/2001	10%

A-9	Cedars Healthcare Center 1599 Ingalls Street Lakewood, CO 80214	2005	$6,964,007	12/31/2001	10%

A-10	Millcroft 255 Possum Park Road Newark, DE 19711	2005	$11,410,121	01/11/2002	10%

A-11	Forwood Manor 1912 Marsh Road Wilmington, DE 19810	2005	$13,446,434	01/11/2002	10%

A-12	Foulk Manor South 407 Foulk Road Wilmington, DE 19803	2005	$4,430,251	01/11/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate

A-13	Shipley Manor 2723 Shipley Road Wilmington, DE 19810	2005	$9,333,057	01/11/2002	10%

A-14	Forum at Deer Creek 3001 Deer Creek Country Club Blvd. Deerfield Beach, FL 33442	2005	$12,323,581	01/11/2002	10%

A-15	Springwood Court 12780 Kenwood Lane Fort Myers, FL 33907	2005	$2,577,612	01/11/2002	10%

A-16	Fountainview 111 Executive Center Drive West Palm Beach, FL 33401	2005	$7,920,202	01/11/2002	10%

A-17	Morningside of Athens 1291 Cedar Shoals Drive Athens, GA 30605	2006	$1,560,026	11/19/2004	9%

A-18	Marsh View Senior Living 7410 Skidaway Road Savannah, GA 31406	2007	$2,108,378	11/01/2006	8.25%

A-19	Pacific Place 20937 Kane Avenue Pacific Junction, IA 51561	2005	$848,447	12/31/2001	10%

A-20	West Bridge Care & Rehabilitation 1015 West Summit Street Winterset, IA 50273	2005	$3,157,928	12/31/2001	10%

A-21	Meadowood Retirement Community 2455 Tamarack Trail Bloomington, IN 47408	2009	N/A	11/01/2008	8%

A-22	Woodhaven Care Center 510 West 7th Street Ellinwood, KS 67526	2005	$2,704,674	12/31/2001	10%

A-23	Lafayette at Country Place 690 Mason Headley Road Lexington, KY 40504	2005	$4,928,052	01/11/2002	10%

A-24	Lexington Country Place 700 Mason Headley Road Lexington, KY 40504	2005	$8,893,947	01/11/2002	10%

A-25	Braintree Rehabilitation Hospital 250 Pond Street Braintree, MA 02184	N/A	N/A	10/01/2006	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate

A-26	New England Rehabilitation Hospital 2 Rehabilitation Way Woburn, MA 01801	N/A	N/A	10/01/2006	9%

A-27	HeartFields at Bowie 7600 Laurel Bowie Road Bowie, MD 20715	2005	$2,436,102	10/25/2002	10%

A-28	HeartFields at Frederick 1820 Latham Drive Frederick, MD 21701	2005	$2,173,971	10/25/2002	10%

A-29	Intentionally deleted.	N/A	N/A	N/A	N/A

A-30	Intentionally deleted.	N/A	N/A	N/A	N/A

A-31	Morys Haven 1112 15th Street Columbus, NE 68601	2005	$2,440,714	12/31/2001	10%

A-32	Intentionally deleted.	N/A	N/A	N/A	N/A

A-33	Wedgewood Care Center 800 Stoeger Drive Grand Island, NE 68803	2005	$4,000,565	12/31/2001	10%

A-34	Intentionally deleted.	N/A	N/A	N/A	N/A

A-35	Crestview Healthcare Center 1100 West First Street Milford, NE 68405	2005	$2,284,407	12/31/2001	10%

A-36	Utica Community Care Center 1350 Centennial Avenue Utica, NE 68456	2005	$1,950,325	12/31/2001	10%

A-37	Leisure Park 1400 Route 70 Lakewood, NJ 08701	2005	$14,273,446	01/07/2002	10%

A-38	Franciscan Manor 71 Darlington Road Patterson Township, Beaver Falls, PA 15010	2006	$4,151,818	10/31/2005	9%

A-39	Mount Vernon of Elizabeth 145 Broadlawn Drive Elizabeth, PA 15037	2006	$2,332,574	10/31/2005	9%

A-40	Overlook Green 5250 Meadowgreen Drive Whitehall, PA 15236	2006	$3,878,300	10/31/2005	9%

A-41	Myrtle Beach Manor 9547 Highway 17 North Myrtle Beach, SC 29572	2005	$6,138,714	01/11/2002	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate

A-42	Morningside of Anderson 1304 McLees Road Anderson, SC 29621	2006	$1,381,775	11/19/2004	9%

A-43	Heritage Place at Boerne 120 Crosspoint Drive Boerne, TX 78006	2009	N/A	02/07/2008	8%

A-44	Forum at Park Lane 7831 Park Lane Dallas, TX 75225	2005	$13,620,931	01/11/2002	10%

A-45	Heritage Place at Fredericksburg 96 Frederick Road Fredericksburg, TX 78624	2009	N/A	02/07/2008	8%

A-46	Greentree Health & Rehabilitation Center 70 Greentree Road Clintonville, WI 54929	2005	$3,038,761	12/31/2001	10%

A-47	Pine Manor Health Care Center Village of Embarrass 1625 East Main Street Clintonville, WI 54929	2005	$4,337,113	12/31/2001	10%

A-48	ManorPointe - Oak Creek Independent Senior Apartments and Meadowmere - Mitchell Manor - Oak Creek 700 East Stonegate Drive and 701 East Puetz Road Oak Creek, WI 53154	2009	N/A	01/04/2008	8%

A-49	River Hills West Healthcare Center 321 Riverside Drive Pewaukee, WI 53072	2005	$9,211,765	12/31/2001	10%

A-50	The Virginia Health & Rehabilitation Center 1451 Cleveland Avenue Waukesha, WI 53186	2005	$6,128,045	12/31/2001	10%